FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Disclosure of financial risk management [Abstract]
Disclosure of financial risk management [text block]
32	FINANCIAL RISK MANAGEMENT

The Group’s activities involve principally the use of financial instruments, including derivatives. The Group accepts deposits from customers at both fixed and floating rates, for various periods, and invests these funds in high-quality assets. Additionally, it places these deposits at fixed and variable rates with legal entities and individuals, considering the finance costs and expected profitability.

The Group also trades in financial instruments where it takes positions in traded and over-the-counter instruments, including derivatives, to take advantage of market movements in equities, bonds, currencies and interest rates.

Given the Group’s activities, it has a framework for risk appetite, a corner stone of our management. Our risk management processes involve continuous identification, measurement and monitoring. The Group is exposed, principally, to operating risk, credit risk, liquidity risk and market risk, strategic risk and insurance technical risk. Finally, we report on a consolidated basis the risks to which the Group is exposed.

a)	Risk management structure -

The Board of Directors of the Group and of each subsidiary is ultimately responsible for identifying and controlling risks; however, there are separate independent instances in the major subsidiaries responsible for managing and monitoring risks, as further explained below:

(i)	Board of Directors Credicorp -

The Board of Directors is responsible for the overall risk management approach and for the approval of the levels of risk appetite that the Group is prepared to assume. Furthermore, it approves the guidelines and policies for Integral Risk Management. On the other hand, the Board establishes an organizational culture which emphasizes the importance of risk management, oversees the internal control system and ensures the adequate performance of the compliance function.

Board of Group Companies –

The Board of each of the Group companies is responsible for aligning the risk management established by the Board of Credicorp with the context of each one of them. For that, it establishes a framework for risk appetite, policies and guidelines.

(ii)	Risk Committee -

It represents the Board of Credicorp in risk management decision-making. This Committee defines the strategies used for the adequate management of the different types of risks and the supervision of risk appetite. In addition to establishing principles, policies and general limits.

The Risk Committee is presided by a Board member of Credicorp, it is also consists of a second member of the Board of Credicorp, a Board member of BCP, the General Manager of BCP, the Central Manager of Planning and Finance of BCP, the Central Risk Manager of BCP and the Manager of Risk Management of BCP CFO.

In addition to effectively managing all the risks, the Risk Committee is supported by the following committees which report on a monthly basis all relevant changes or issues relating to the risks being managed:

Credit Risk Committee -

The Credit Risk Committee is responsible for reviewing the tolerance level of the credit risk appetite and the limits of exposure. As well as also proposing credit risk management norms and policies within the framework of governance and the organization for the integral management of credit risk. Furthermore, it proposes the approval of any changes to the functions described above and important findings to the Risk Committee.

Treasury and ALM (Asset Liability Management) Risk Committee -

The Treasury and ALM Risk Committee is responsible for analyzing and proposing the risk appetite and exposure level of the Treasury. It also proposes the guidelines and policies for the Treasury Risk Management and ALM, within the framework of governance and organization for the integral management of market risks. Furthermore, it is responsible for proposing the approval of any changes in the functions described above and for reporting any finding to the Risk Committee.

Operational Risk Committee -

The Operational Risk Committee is responsible for reviewing the tolerance level, the appetite for operational risk and the limits of exposure. It also proposes the norms and policies for the management of operational risks and the mechanisms for the implementation of corrective actions within the governance framework. Furthermore, it proposes the approval of any changes to the functions described above and reports any finding to the Risk Committee.

(iii)	Central Risk Management -

The Central Risk Management is responsible for implementing policies, procedures, methodologies and actions to identify, measure, monitor, mitigate, report and control the different types of risks to which the Group is exposed. Also, it participates in the design and definition of the strategic plans of the business units to ensure that they are framed within the risk appetite metrics approved by the Group’s Board of Directors of Credicorp.

The Central Risk Management is divided into the following areas:

Credit Division -

The Credit Division is responsible for ensuring the quality of the wholesale banking portfolio in accordance with the Group’s risk strategy and appetite on the basis of an efficient management of the lending process relying on well-defined lending policies and highly trained personnel with best lending practices.

Risk Management Division -

The Risk Management Division is responsible for ensuring that policies and risk management policies established by the Board of Directors are complied with and monitored. Supervise the process of risk management and coordinate the risk response with the companies of Credicorp involved in the whole process. It also has the task of informing Senior Management regarding: global exposure and by type of risk, as well as the specific exposure of each of the Group’s companies.

The Risk Management Division consists of the following units: The Operational Risk and Insurance Risk Management Department, the Credit and Corporate Management Risk Department, Market Risk Management Department, Global Risk Management, Internal Validation and Risk Management Methodology and Modelling.

Retail Banking Risk Division -

This division is responsible for ensuring the quality of the retail portfolio and the development of credit policies that are consistent with the overall guidelines and policies set by the Board of Credicorp.

Treasury Risk Management –

The Treasury Risk Management is responsible for planning, coordinating and monitoring the implementation of the Treasury Division with risk measurement methodologies and limits approved by the Risk Committee. Also, it is responsible for assessing the effectiveness of hedge derivatives and the valuation of investments.

(iv)	Internal Audit Division and Compliance Division -

The Internal Audit Division is in charge of monitoring on an ongoing basis the effectiveness of the risk management function of the Group, verifying compliance with laws and regulations, as well as the policies, objectives and guidelines set by the Board of Directors. On the other hand, it evaluates the sufficiency and level of integration of the Group’s information and database systems. Finally, it ensures that independence is maintained between the functions of the risk management and business units, for each of the Group’s companies.

The Compliance Division is responsible for ensuring applicable laws and regulations and the internal Code of Ethics are adhered to.

b)	Risk measurement and reporting systems -

Credicorp has independent databases that are subsequently integrated through corporate reports. These reports enable it to monitor at an aggregate and detailed level, the different types of risks to which each company is exposed. The system provides it the ability to comply with the needs for revision of the risk appetite requested by the above-mentioned committees and areas; as well as also complying with regulatory requirements.

c)	Risk mitigation -

Depending on the type of risk, the Group uses mitigating instruments to reduce its exposure, such as guarantees, derivatives, controls, insurance, among others. Furthermore, it has policies linked to risk appetite and established procedures for each type of risk.

The Group actively uses guarantees to reduce its credit risks.

d)	Risk appetite -

In the different subsidiaries of the Group, the respective Boards approve the risk appetite framework to define the maximum level of risk that the organization is willing to take in seeking to accomplish its strategic and financial objectives. This Risk Appetite framework is based on primary and secondary objectives:

Primary objectives are intended to preserve the strategic pillars of the organization, defined as solvency, liquidity, profit and growth, stability of results and balance structure.

Secondary objectives are intended to monitor on a qualitative and quantitative basis the various risks to which the Group is exposed, as well as defining a tolerance threshold of each of those risks, so the risk profile set by the Board is preserved and any risk focus is anticipated on a more granular basis.

Risk appetite is instrumented through the following elements:

-	Risk appetite statement: It makes explicit the general principles and the qualitative declarations which complement the Bank’s risk strategy.

-	Metrics scorecard: These are used to define the levels of risk exposure in the different strategic pillars.

-
Limits: Allows to take over the risk-taking process within the tolerance established by the Board. They also provide accountability for the risk-taking process and define guidelines regarding the target risk profile.

-	Government of the risk appetite process: Seeks to guarantee compliance of the framework through the different roles and responsibilities assigned to the units involved.

e)	Risk concentration -

Concentrations arise when a reduced and representative number of all of the counterparties of the Group are engaged in similar business activities, or activities in the same geographic region, or have similar economic, political or other conditions.

In order to avoid excessive concentrations of risk, the policies and procedures include specific guidelines to guarantee a diversified portfolio.

32.1	Credit risk -

a)
The Group takes on exposure to credit risk, which is the probability of suffering losses caused by debtors or counterparties failing to comply with payment obligations in on or off the balance sheet exposures.

Credit risk is the most important risk for the Group’s business; therefore, Management carefully manages its exposure to credit risk. Credit exposures arise principally from lending activities that lead to direct loans; they also result from investment activities. There is also credit risk in off-balance sheet financial instruments, such as contingent credits (indirect loans), which expose Credicorp to similar risks to direct loans. Likewise, credit risk arises from derivative financial instruments showing positive fair values. Finally, all exposure to credit risk (direct or indirect) is mitigated by the control processes and policies.

As part of the management of this type of risk, Credicorp assigns impairment provisions for its loan portfolio at the date of the statement of financial position.

The Group defines the levels of credit risk assumed based on risk exposure limits, which are frequently monitored. Said limits are established in relation to one borrower or group of borrowers, geographical and industry segments. Furthermore, the risk limits by product, industry sector and by geographical segment are approved by the Risk Committee.

Exposure to credit risk is managed through regular analysis of the ability of debtors and potential debtors to meet interest and principal repayment obligations and by changing the credit limits when it is appropriate. Some other specific control measures are outlined below:

(i)	Collateral -

The Group employs a range of policies and practices to mitigate credit risk. The most traditional of these is collaterize with guarantees part of the loan portfolio. The Group implements guidelines on the acceptability of specific classes of collateral or credit risk mitigation. The main types of collateral obtained are as follows:

-
For loans and advances, collaterals include, among others, mortgages over residential properties; liens over business assets such as plant building, inventory and accounts receivable; and liens over financial instruments such as debt securities and equity securities.

-
Long-term loans and financing to corporate entities, are generally not guaranteed. Loans to micro business generally have no collateral. In order to minimize credit loss, the Group will seek additional collateral from the counterparty as soon as impairment indicators arise.

-	For repurchase agreements and securities lending, the collateral are represented by fixed income instruments and cash.

Collateral held as security for financial assets other than loans is determined by the nature of the instrument. Debt securities, treasury and other eligible bills are generally unsecured, with the exception of assets backed securities and similar instruments, which are secured by portfolios of financial instruments.

Management monitors the market value of collateral, requests additional collateral in accordance with the underlying agreement, and monitors the market value of collateral obtained during its review of the adequacy of the allowance for impairment losses. It is the Group’s policy to dispose of seized assets in an orderly manner. The proceeds are used to reduce or repay the outstanding claim. In general, the Group does not use seized assets for its own business.

(ii)	Derivatives -

The amount subject to credit risk is limited to the current and potential fair value of instruments that are favorable to the Group (fair value is positive). In the case of derivatives this is only a small fraction of the contract, or notional values used to express the volume of instruments outstanding. This credit risk exposure is managed as part of the total credit limits with customers, together with potential exposures from market movements. Collateral or other security is not usually obtained for this type of risk exposure. With respect to derivatives agreed with non-financial customers, collaterals have been granted to secure the overall amount; with respect to financial counterparties, collaterals granted are those required under the clearing provisions issued by the International Swaps and Derivatives Association Inc. (ISDA) or the local framework agreement.

(iii)	Credit-related commitments -

The primary purpose of these instruments is to ensure that funds are available to a customer as required. Guarantees and letters of credit have the same credit risk as loans. Documentary and commercial letters of credit - which are written undertakings by the Group on behalf of a customer authorizing a third party to draw drafts on the Group up to a stipulated amount under specific terms and conditions - are collateralized by the underlying shipments of goods to which they relate and therefore have less risk than a direct loan. The Group has no mandatory commitments to extend credit.

In order to manage credit risk, as part of the Group’s risk management structure, there is a Credit Risk Management Department, the major functions of which are implementing methodologies and statistical models for measuring credit risk exposures, developing and applying methodologies for the calculation of risk-ratings, both at the corporate and business unit levels, performing analysis of credit concentrations, verifying that credit exposures are within the established limits and suggesting global risk exposures by economic sector, among others.

For enhanced risk identification, the Group has internal credit scoring models, which have been prepared and implemented for the main business segments. Each model is related to a defined group of scoring bands. Clients who are inside a band are characterized by having a similar risk level (within the band); however, they are different compared to the other band. For retail clients, these scoring models are highly related to management (admission, follow-up, campaigns, etc.) from different portfolios. On the other hand, for non-retail clients, ratings mainly serve as support for making credit decisions in admission, follow-up and price allocation, etc.

The Group has a Credit Division, which establishes the overall credit policies for each of the businesses in which the Group decides to take part. These credit policies are set forth based on the guidelines established by the Board of Directors and keeping in mind the statutory financial laws and regulations. The main activities are to establish the client credit standards and guidelines (evaluation, authorization and control); follow the guidelines established by the Board of Directors and General Management, as well as those established by governmental regulatory bodies; review and authorize credit applications, up to the limit within the scope of its responsibilities and to submit to upper hierarchies those credit applications exceeding the established limits; monitor credit-granting activities within the different autonomous entities, among others.

b)
The maximum exposure to credit risk at December 31, 2017 and 2016, before the effect of mitigation through any collateral, is the carrying amount of each class of financial assets indicated in note 32.7(a), 32.7(b) and the contingent credits detailed in note 20(a).

The Management is confident of its ability to continue to controlling and maintaining minimal exposure of credit risk to the Group resulting from both its loan and securities portfolio.

c)	Credit risk management for loans -

Credit risk management is mainly based on the rating and scoring of the internal models of each of the Group companies. In Credicorp, a quantitative and qualitative analysis of each customer is carried out, its financial condition and the conditions of the market in which those customers operate; for that purpose it classifies its loan portfolio into one of five pre-defined risk categories, depending upon the degree of risk of default of each debtor.

The categories used are: (i) normal - A, (ii) potential problems - B, (iii) substandard - C, (iv) doubtful - D and (v) loss - E, which have the following characteristics:

Normal (Class A):
Debtors of commercial loans that fall into this category have complied on a timely basis with their obligations and at the time of evaluation do not present any reason for doubt with respect to repayment of interest and principal on the agreed dates, and there is no reason to believe that the status will change before the next evaluation. To place a loan in Class A, a clear understanding of the use to be made of the funds and the origin of the cash flows to be used by the debtor to repay the loan is required. Additionally, consumer and micro-business loans are categorized as Class A if payments are current or up to eight days past-due. Residential mortgage loans are classified as Class A, if payments are current or up to thirty days past-due.

Potential problems (Class B):
Debtors of commercial loans included in this category are those that at the time of the evaluation demonstrate certain deficiencies, which, if not corrected in a timely manner, imply risks with respect to the recovery of the loan. Certain common characteristics of loans or credits in the category include: delays in loan payments which are promptly covered, a general lack of information required to analyze the credit, out-of-date financial information, temporary economic or financial imbalances on the part of the debtor which could affect its ability to repay the loan, and market conditions that could affect the economic sector in which the debtor is active. Consumer and micro-business loans are categorized as Class B if payments are between 9 and 30 days late. Residential mortgage loans are classified as Class B when payments are between 31 and 60 days late.

Substandard (Class C):
Debtors of commercial loans included in this category demonstrate serious financial weakness, often with operating results or available income insufficient to cover financial obligations on agreed upon terms, with no reasonable short-term prospects for a strengthening of their financial capacity. Debtors demonstrating the same deficiencies that warrant classification as category B warrant classification as Class C if those deficiencies are such that if they are not corrected in the near term, they could impede the recovery of principal and interest on the loan on the originally agreed terms. In addition, commercial loans are classified in this category when payments are between 61 and 120 days late. Consumer and micro-business loans are categorized as Class C if payments are between 31 and 60 days late. Residential mortgage loans are classified as Class C when payments are between 61 and 120 days late.

Doubtful (Class D):
Debtors of commercial loans included in this category present characteristics that make doubtful the recovery of the loan. Although the loan recovery is doubtful, if there is a reasonable possibility that in the near future the creditworthiness of the debtor might improve, a Class D categorization is appropriate. These credits are distinguished from Class E credits by the requirement that the debtor remains in operation, generates cash flow, and makes payments on the loan, although at a rate less than that specified in its contractual obligations. In addition, commercial loans are classified in this category when payments are between 121 and 365 days late. Consumer and micro-business loans are classified as Class D if payments are between 61 and 120 days late. Residential mortgage loans are Class D when payments are between 121 and 365 days late.

Loss (Class E):
Commercial loans which are considered unrecoverable or which for any other reason should not appear on the Group’s books as an asset based on the originally contracted terms fall into this category. In addition, commercial loans are classified in this category when payments are more than 365 days late. Consumer and micro-business loans are categorized as Class E if payments are more than 120 days late. Residential mortgage loans are classified as Class E when payments are more than 365 days late.

The Group constantly reviews the loan portfolio in order to assess the completion and accuracy of its classifications.

All loans considered impaired (the ones classified as substandard, doubtful or loss) are analyzed by the Group’s Management, which addresses impairment in two areas: individually assessed provisions and collectively assessed provisions, as follows:

⋅	Individually assessed allowance -

The methodology is applied to all of the impaired clients (classified as deficient, doubtful or loss) of Wholesale Banking and consists of estimating the loss generated by each client after deducting the present value of the future payments that he could pay and the recovery value of the guarantees, equally brought to present value.

The methodology and assumptions used for estimating future cash flows are reviewed regularly by the Group in order to reduce any differences between loss estimates and actual loss experience.

⋅	Collectively assessed allowance -

The methodology is applied for the unimpaired clients of Wholesale Banking and for Retail Credits (Consumer Credits, Small and Medium Enterprise Credits and Mortgage Loans). Allowance requirements are assessed collectively for losses on loans and advances that are not individually significant (including consumer, micro-business and residential mortgages) and for individually significant loans and advances where there is not yet objective evidence of individual impairment (included in categories A and B).

Impairment losses are estimated by taking into consideration the following information: historical losses on the portfolio, and current economic conditions. The impairment allowance is then reviewed by Management to ensure alignment with the Group’s overall policy.

The methodology includes three estimation scenarios: base, upper threshold and lower threshold. These scenarios are generated by modifying some assumptions, such as collateral recovery values and the effects of changes in the economic environment.
The process to select the best estimate within the range is based on management´s best judgment, complemented by historical loss experience and the Company’s strategy (e.g. penetration in new segments).

Impairment losses are evaluated at each reporting date as soon as there is any objective evidence that a financial asset or group of assets is impaired.

Financial guarantees and letter of credit (indirect loans) are assessed and a provision estimated following a similar procedure as for loans.

In the case of borrowers in countries where there is an increased risk of difficulties in servicing external debt, an assessment of the political and economic situation is made, and an additional country risk provision is recorded, if necessary.

When a loan is uncollectible, it is written off against the related provision for loan impairment. Said loans are written off after all the necessary legal procedures have been completed.

The subsequent recovery of written off loans decreases the amount of the provision for loan losses, in the consolidated statement of income.

The following is a summary of the direct credits classified into three important groups and their respective allowance for each of the types of loans:

(i)        Loans neither past due nor impaired, comprising those direct loans having presently no delinquency characteristics and related to clients ranked as normal or potential problems;
(ii)       Past due but not impaired loans, comprising past due loans of clients classified as normal or with potential problems and
(iii)       Impaired loans, those past due loans of clients classified as substandard, doubtful or loss;

	At December 31, 2017						At December 31, 2016
	Commercial loans	Residential mortgage loans	Micro- business loans	Consumer loans	Total	%	Commercial loans	Residential mortgage loans	Micro- business loans	Consumer loans	Total	%
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)		S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Neither past due nor impaired impaired
Normal	55,043,920	14,003,445	12,048,576	10,685,098	91,781,039	96.34%	50,984,455	13,052,249	11,292,194	11,105,796	86,434,694	96.15%
Potential problem	1,081,497	61,482	240,063	104,359	1,487,401	1.56%	1,367,997	76,585	182,425	90,498	1,717,505	1.91%

Past due but not impaired
Normal	714,511	411,309	341,422	235,324	1,702,566	1.79%	329,448	503,168	274,003	430,932	1,537,551	1.71%
Potential problem	43,041	110,241	37,861	27,119	218,262	0.23%	38,703	101,805	40,711	17,014	198,233	0.22%

Impaired
Substandard	586,112	143,241	239,035	196,930	1,165,318	1.22%	468,745	143,610	224,559	222,401	1,059,315	1.18%
Doubtful	297,712	248,215	345,397	387,220	1,278,544	1.34%	355,146	231,872	309,523	379,923	1,276,464	1.42%
Loss	688,755	474,154	675,203	293,672	2,131,784	2.24%	589,377	386,165	628,213	271,872	1,875,627	2.09%
Gross	58,455,548	15,452,087	13,927,557	11,929,722	99,764,914	104.72%	54,133,871	14,495,454	12,951,628	12,518,436	94,099,389	104.68%

Less
Allowance for loan losses	1,237,616	228,287	1,476,578	1,558,017	4,500,498	4.72%	1,026,411	193,385	1,353,168	1,634,169	4,207,133	4.68%
Total, net	57,217,932	15,223,800	12,450,979	10,371,705	95,264,416	100.00%	53,107,460	14,302,069	11,598,460	10,884,267	89,892,256	100.00%

In accordance with IFRS 7, the entire loan balance is considered past due when debtors have failed to make a payment when contractually due.

At December 31, 2017, the renegotiated credits amount to approximately S/915.6 million, of which S/339.6 million are classified as not past due nor impaired, S/165.3 million as past due but not impaired and S/410.7 million as impaired but not past due (S/845.0 million, S/304.5 million, S/201.2 million and S/339.3 million, respectively, at December 31, 2016).
	At December 31, 2017					At December 31, 2016
	Commercial loans	Residential mortgage loans	Micro- business loans	Consumer loans	Total	Commercial loans	Residential mortgage loans	Micro- business loans	Consumer loans	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Impaired loans	1,572,579	865,610	1,259,635	877,822	4,575,646	1,413,268	761,647	1,162,295	874,196	4,211,406
Fair value of collateral	1,692,544	734,397	34,702	118,472	2,580,115	1,542,874	639,186	69,503	93,232	2,344,795
Allowance for loan losses	835,786	119,945	1,045,694	468,342	2,469,767	813,844	116,796	1,018,242	456,047	2,404,929

On the other hand, the breakdown of loans classified by maturity is shown below, according to the following criteria:

(i)	Current loans comprise those loans with no current indicators of delinquency and related to customers ranked as normal and with potential problems.
(ii)	Loans current but impaired, comprising those direct loans with no current indicators of delinquency but related to customers ranked as substandard, doubtful or loss.
(iii)
Loans with delays in payment of one day or more but which are not past due under our internal policies, comprising those direct loans related to customers ranked as normal, with potential problems, substandard, doubtful or loss.

(iv)	Internally overdue loans that are past due under our internal policies related to customers ranked as normal, with potential problems, substandard, doubtful or loss
(v)	The sum of items: loans with delays in payment form first day and the internal past due loans reflect the entire amount of “past due” loans in accordance with IFRS 7.

	As of December 31, 2017						As of December 31, 2016
	Current loans	Current but impaired	Loans with delays in payments of one day or more but not internal overdue loans	Internal overdue loans	Total	Total past due under IFRS 7	Current loans	Current but impaired	Loans with delays in payments of one day or more but not internal overdue loans	Internal overdue loans	Total	Total past due under IFRS 7
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Neither past due nor impaired
Normal	91,781,038	–	–	–	91,781,038	–	86,434,694	–	–	–	86,434,694	–
Potential problems	1,487,402	–	–	–	1,487,402	–	1,717,505	–	–	–	1,717,505	–

Past due but not impaired
Normal	–	–	1,662,913	39,653	1,702,566	1,702,566	–	–	1,512,321	25,230	1,537,551	1,537,551
Potential problems	–	–	176,861	41,401	218,262	218,262	–	–	162,730	35,503	198,233	198,233

Impaired debt
Substandard	–	412,582	386,177	366,560	1,165,319	752,737	–	349,529	495,719	214,067	1,059,315	709,786
Doubtful	–	203,952	393,463	681,128	1,278,543	1,074,591	–	299,196	294,905	682,363	1,276,464	977,268
Loss	–	118,048	121,564	1,892,172	2,131,784	2,013,736	–	30,927	181,452	1,663,248	1,875,627	1,844,700
Total	93,268,440	734,582	2,740,978	3,020,914	99,764,914	5,761,892	88,152,199	679,652	2,647,127	2,620,411	94,099,389	5,267,538

The classification of loans by type of banking and maturity is as follows:

	As of December 31, 2017					As of December 31, 2016
	Current loans	Current but impaired	Loans with delay in payments of one day or more but not internal overdue loans	Internal overdue loans	Total	Current loans	Current but impaired	Loans with delay in payments of one day or more but not internal overdue loans	Internal overdue loans	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Commercial loans	56,125,417	211,918	790,739	1,327,475	58,455,548	51,108,503	230,366	1,317,893	1,477,109	54,133,871
Residential mortgage loans	14,064,927	185,853	693,482	507,825	15,452,087	13,266,248	193,819	626,045	409,342	14,495,454
Micro-business loans y microempresa	12,288,639	207,548	774,435	656,934	13,927,557	12,451,403	18,072	180,871	301,282	12,951,628
Consumer loans	10,789,457	129,262	482,323	528,680	11,929,722	11,326,045	237,395	522,318	432,678	12,518,436
	93,268,440	734,581	2,740,979	3,020,914	99,764,914	88,152,199	679,652	2,647,127	2,620,411	94,099,389

d)	Credit risk management on reverse repurchase agreements and security borrowings -

Most of these operations are performed by Credicorp Capital Colombia and Inversiones IMT. The Group has implemented credit limits for each counterparty and most of the transactions are collateralized with investment grade financial instruments issued by Colombian and Chilean entities and financial instruments issued by the Colombian and Chilean Governments.

e)	Credit risk management on investments in trading securities, available-for-sale and held-to-maturity investments -

The Group evaluates the credit risk identified of each of the financial instruments in these categories, considering the risk rating granted to them by a risk rating agency. For investments traded in Peru, the risk ratings used are those provided by the three most prestigious Peruvian rating agencies (authorized by the Peruvian government regulator) and for investments traded abroad, the risk-ratings used are those provided by the three most prestigious international rating agencies.

In the event that any subsidiary uses a risk-rating prepared by any other risk rating agency, said risk-ratings are standardized with those provided by the afore-mentioned institutions.

The following table shows the analysis of the risk-rating of trading, available-for-sale and held-to-maturity investments, provided by the institutions referred to above:

	At December 31, 2017		At December 31, 2016
	S/(000)%		S/(000)%

Instruments rated in Peru:
AAA	1,254,943	3.8	1,412,290	5.1
AA- to AA+	1,313,967	4.0	1,060,347	3.8
A- to A+	6,850,118	20.9	5,483,403	19.7
BBB- to BBB+	2,279,478	7.0	1,919,853	6.9
BB- to BB+	469,679	1.4	314,913	1.1
Lower than +B	4,960	–	22,129	0.1
Unrated
BCRP certificates of deposit	10,026,038	30.5	7,066,653	25.4
Listed and unlisted securities	702,384	2.1	796,961	2.9
Restricted mutual funds	425,300	1.3	368,418	1.3
Mutual funds	167,607	0.5	50,314	0.2
Other instruments	29,181	0.1	90,407	0.3
Subtotal	23,523,655	71.6	18,585,688	66.8

	At December 31, 2017		At December 31, 2016
	S/(000)%		S/(000)%

Instruments rated abroad:
AAA	467,654	1.4	1,385,911	5.0
AA- to AA+	1,040,411	3.2	677,042	2.4
A- to A+	1,434,598	4.4	1,298,815	4.8
BBB- to BBB+	4,179,102	12.7	3,069,547	11.0
BB- to BB+	1,258,752	3.8	1,011,463	3.6
Lower than B+	19,869	0.1	148,212	0.5

Unrated:
Rated and unrated instruments	211,487	0.6	586,953	2.1
Certificates of deposit of Bolivia Central Bank	95,042	0.3	14,644	0.1
Participations of RAL funds	527,729	1.6	650,804	2.3
Mutual funds	98,911	0.3	245,730	0.9
Hedge funds	1,062	–	1,095	–
Other instruments	3,729	–	143,202	0.5
Subtotal	9,338,346	28.4	9,233,418	33.2
Total	32,862,001	100.0	27,819,106	100.0

f)	Concentration of financial instruments exposed to credit risk -

As of December 31, 2017 and 2016 financial instruments with exposure to credit risk were distributed considering the following economic sectors:

	2017						2016
	Designated at fair value through profit for loss						Designated at fair value through profit for loss
	Held for trading and hedging	At inception	Loans and receivables	Investments available-for- sale	Investments held-to- maturity	Total	Held for trading and hedging	At inception	Loans and receivables	Investments available- for-sale	Investments held-to- maturity	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Central Reserve Bank of Peru	2,102,330	–	21,630,506	7,925,997	–	31,658,833	2,122,662	–	18,748,155	3,419,374	–	24,290,191
Financial services	1,057,679	320,619	11,644,317	4,700,343	98,866	17,821,824	2,051,650	321,298	10,732,478	5,721,827	123,676	18,950,929
Manufacturing	23,277	29,508	14,363,997	1,529,261	13,135	15,959,178	9,886	12,026	13,952,167	1,650,833	37,965	15,662,877
Mortgage loans	–	–	14,638,363	–	–	14,638,363	–	–	13,283,126	–	–	13,283,126
Consumer loans	–	–	10,816,588	–	–	10,816,588	–	–	11,410,640	–	–	11,410,640
Micro-business loans	–	–	12,897,206	–	–	12,897,206	–	–	5,175,700	–	–	5,175,700
Commerce	52,453	45,130	11,682,985	248,396	17,950	12,046,914	35,022	3,693	14,242,421	192,136	14,765	14,488,037
Government and public administration	1,287,212	40,480	450,174	5,220,054	4,164,128	11,162,048	221,754	11,199	245,948	2,830,156	4,836,820	8,145,877
Electricity, gas and water	79,825	52,521	4,148,658	1,918,317	56,331	6,255,652	26,068	41,877	4,562,433	1,903,494	44,640	6,578,512
Community services	–	–	4,408,494	34,495	–	4,442,989	–	–	4,118,309	43,992	–	4,162,301
Communications, storage and transportation	8,285	–	3,991,424	1,182,783	34,477	5,216,969	8,043	6,659	4,122,639	983,966	35,998	5,157,305
Mining	7,728	29,249	3,031,376	329,773	–	3,398,126	40,441	32,380	2,318,702	285,571	–	2,677,094
Construction	51,812	17,820	1,790,431	400,386	9,333	2,269,782	45,030	27,033	1,910,677	387,779	9,569	2,380,088
Agriculture	3,342	–	2,272,312	5,447	–	2,281,101	14,992	–	2,222,398	5,100	–	2,242,490
Insurance	6,664	–	404,691	–	–	411,355	24,376	–	1,288,212	–	–	1,312,588
Education, health and others services	5,279	2,358	1,494,635	213,181	–	1,715,453	9,956	2,934	912,031	359,602	3,471	1,287,994
Real Estate and Leasing	10,391	–	5,306,353	77,161	–	5,393,905	17,359	–	7,115,947	244,377	–	7,377,683
Fishing	1,689	–	394,287	–	–	395,976	7,521	–	405,538	–	–	413,059
Others	28,597	–	4,976,570	638,297	19,153	5,662,617	322,861	–	4,234,272	657,460	11,516	5,226,109
Total	4,726,563	537,685	130,343,367	24,423,891	4,413,373	164,444,879	4,957,621	459,099	121,001,793	18,685,667	5,118,420	150,222,600

As of December 31, 2017 and 2016 financial instruments with exposure to credit risk were distributed by the following geographical areas:

	2017						2016
	Designated at fair value through profit for loss						Designated at fair value through profit for loss
	Held for trading and hedging	At inception	Loans and receivables	Investments available-for- sale	Investments held-to- maturity	Total	Held for trading and hedging	At inception	Loans and receivables	Investments available-for- sale	Investments held-to- maturity	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Peru	2,394,575	118,396	114,046,024	17,324,374	3,900,388	137,783,757	2,661,743	174,771	107,315,656	11,515,894	4,606,110	126,274,174
United States of America	195,955	291,295	1,757,745	3,049,957	111,122	5,406,074	235,036	223,223	1,722,387	2,986,309	82,536	5,249,491
Bolivia	13,372	–	7,516,991	1,213,397	–	8,743,760	–	–	6,992,985	885,013	–	7,877,998
Colombia	1,324,999	28,510	1,619,679	590,387	138,941	3,702,516	1,245,998	–	1,157,154	780,468	150,667	3,334,287
Panama	4,909	–	498,512	48,531	–	551,952	65	–	660,191	65,767	–	726,023
Chile	411,276	22,154	1,906,346	379,465	72,004	2,791,245	342,613	29,315	1,597,426	838,702	69,839	2,877,895
Brazil	22,476	–	193,120	44,062	111,168	370,826	–	–	283,056	98,022	121,794	502,872
México	19,570	30,148	80,844	329,679	70,072	530,313	–	7,654	83,792	334,116	77,423	502,985
Canada	14,804	–	39,477	74,533	–	128,814	5,819	–	28,295	72,102	–	106,216
Europe:
United Kingdom	231,336	–	112,869	172,932	3,132	520,269	364,433	–	111,019	129,960	3,218	608,630
Others in Europe	2,215	–	131,983	269,958	–	404,156	1,605	–	133,373	154,668	–	289,646
France	90,845	–	12,883	48,649	1,639	154,016	98,556	–	23,465	74,734	1,708	198,463
Spain	–	–	204,100	5,048	3,269	212,417	–	–	205,334	6,119	3,414	214,867
Switzerland	231	–	89,718	47,027	–	136,976	–	–	171,335	36,065	–	207,400
The Netherlands	–	–	–	54,251	–	54,251	–	–	–	56,136	–	56,136
Others	–	47,182	2,133,076	771,641	1,638	2,953,537	1,753	24,136	516,325	651,592	1,711	1,195,517
Total	4,726,563	537,685	130,343,367	24,423,891	4,413,373	164,444,879	4,957,621	459,099	121,001,793	18,685,667	5,118,420	150,222,600

g)	Offsetting financial assets and liabilities -

The disclosures set out in the tables below include financial assets and liabilities that:

-	Are offset in the Group’s consolidated statement of financial position; or
-	Are subject to an enforceable master netting arrangement or similar agreement that covers similar financial statements, irrespective of whether they are offset in the statement of financial position.

The similar agreements include derivative clearing agreements, master repurchase agreements, and master securities lending agreements. Similar financial instruments include derivatives, Accounts receivable from reverse repurchase agreements and security borrowings, payables from repurchase agreements and security lendings and other financial assets and liabilities. Financial instruments such as loans and deposits are not disclosed in the tables below unless they are offset in the statement of financial position.

The offsetting framework agreement issued by the International Swaps and Derivatives Association Inc. (“ISDA”) and similar master netting arrangements do not meet the criteria for offsetting in the statement of financial position, because said agreements were created in order for both parties to have an enforceable offsetting right in cases of default, insolvency or bankruptcy of the Group or the counterparties or following other predetermined events. In addition, the Group and its counterparties do not intend to settle said instruments on a net basis or to realize the assets and settle the liabilities simultaneously.

The Group receives and gives collateral in the form of cash and marketable securities in respect of the following transactions:

-	Derivatives;
-	Accounts receivable from reverse repurchase agreements and security borrowings;
-	Payables from repurchase agreements and security lendings; and
-	Other financial assets and liabilities

Such collateral adheres to standard industry terms including, when appropriate, an ISDA Credit Support Annex. This means that securities received/given as collateral can be pledged or sold during the term of the transaction but have to be returned on maturity of the transaction. The terms also give each party the right to terminate the related transactions upon the counterparty’s failure to return the respective collateral.

Financial assets subject to offsetting, enforceable master netting arrangements and similar agreements:

	As of December 31, 2017
				Related amounts not offset in the consolidated statement of financial position
Description	Gross amounts recognized financial assets	Gross amounts of recognized financial liabilities and offset in the consolidated statement of financial positions	Net of financial assets presented in the consolidated statements of financial position	Financial instruments	Cash collateral received	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Receivables from derivatives	701,826	–	701,826	(86,292)	(80,140)	535,394
Cash collateral, reverse repurchase agreements and securities borrowings	7,480,420	–	7,480,420	(19,485)	(6,660,170)	800,765
Available-for-sale and held-to-maturity investments pledged as collateral	5,278,763	–	5,278,763	(4,387,330)	–	891,433
Total	13,461,009	–	13,461,009	(4,493,107)	(6,740,310)	2,227,592

	As of December 31, 2016
				Related amounts not offset in the consolidated statement of financial position
Description	Gross amounts recognized financial assets	Gross amounts of recognized financial liabilities and offset in the consolidated statement of financial positions	Net of financial assets presented in the consolidated statements of financial position	Financial instruments	Cash collateral received	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Receivables from derivatives	942,602	–	942,602	(416,084)	(30,573)	495,945
Cash collateral, reverse repurchase agreements and securities borrowings	10,919,624	–	10,919,624	(2,022,625)	(7,642,111)	1,254,888
Available-for-sale and held-to-maturity investments pledged as collateral	3,849,558	–	3,849,558	(3,719,047)	–	130,511
Total	15,711,784	–	15,711,784	(6,157,756)	(7,672,684)	1,881,344

Financial liabilities subject to offsetting, enforceable master agreements for offsetting and similar agreements:

	As of December 31, 2017
				Related amounts not offset in the consolidated statement of financial position
Description	Gross amounts recognized financial liabilities	Gross amounts of recognized liabilities and offset in the consolidated statement of financial position	Net amounts of financial liabilities presented in the consolidated statements of financial position	Financial instruments	Cash collateral pledged	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Payables from derivatives	636,762	–	636,762	(86,292)	(149,846)	400,624
Payables from repurchase agreements and security lendings	13,415,843	–	13,415,843	(5,900,903)	(6,962,421)	552,519
Total	14,052,605	–	14,052,605	(5,987,195)	(7,112,267)	953,143

	As of December 31, 2016
				Related amounts not offset in the consolidated statement of financial position
Description	Gross amounts recognized financial liabilities	Gross amounts of recognized liabilities and offset in the consolidated statement of financial position	Net amounts of financial liabilities presented in the consolidated statements of financial position	Financial instruments	Cash collateral pledged	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Payables from derivatives	673,015	–	673,015	(416,084)	(175,788)	81,143
Payables from repurchase agreements and security lendings	15,127,999	–	15,127,999	(4,476,984)	(10,621,045)	29,970
Total	15,801,014	–	15,801,014	(4,893,068)	(10,796,833)	111,113

The gross amounts of financial assets and liabilities and their net amounts disclosed in the above tables have been measured in the statement of financial position on the following basis:

•	Derivative assets and liabilities are measured at fair value.
•	Cash collateral and reverse repurchase agreements and security borrowing and payables from repurchase agreements and security lendings are measured at amortized cost.
•	Financial liabilities are measured at fair value.

The difference between the carrying amount in the consolidated statement of financial position and the amounts presented in the tables above for derivatives (presented in other assets Note 12(b)), cash collateral and reverse repurchase agreement and security borrowing and payables from repurchase agreements and security and financial liabilities measured at fair value through profit or loss are financial instruments outside of the scope of offsetting disclosure.

32.2.	Market risk -

The Group takes on exposure to market risks, which is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risks arise from open positions in interest rates, currency, commodities and equity products; all of which are exposed to general and specific market movements and changes in the level of volatility of prices such as interest rates, credit spreads, foreign exchange rates and equity prices. Due to the nature of the Group’s current activities, commodity price risk is not applicable.

The Group separates exposures to market risk into two groups: (i) those that arise from value fluctuation of trading portfolios due to movements of market rates or prices (Trading Book) and (ii) those that arise from changes in the structural positions of non-trading portfolios due to movements of the interest rates, prices and foreign exchange ratios (Banking Book).

The risks that trading portfolios face are managed through Value at Risk (VaR) historical simulation techniques; while non-trading portfolios (Trading book) are managed using Asset and Liability Management (ALM).

a)	Trading Book -

The trading book is characterized for having liquid positions in equities, bonds, foreign currencies and derivatives, arising from market-making transactions where the Group acts as a principal with the clients or with the market. This portfolio includes investments and derivatives classified by Management as held for trading.

(i)	Value at Risk (VaR) -

The Group applies the VaR approach to its trading portfolio to estimate the market risk of the main positions held and the maximum losses that are expected, based upon a number of assumptions for various changes in market conditions and considering the risk appetite of the subsidiary.

Daily calculation of VaR is a statistically-based estimate of the maximum potential loss on the current portfolio from adverse market movements.

The VaR expresses the “maximum” amount the Group might lose, but only to a certain level of confidence (99 percent). There is therefore a specified statistical probability (1 percent) that actual loss could be greater than the VaR estimate. The VaR model assumes a certain “holding period” until positions can be closed (1 - 10 days).

The time horizon used to calculate VaR is one day; however, the one-day VAR is amplified to a 10-day time frame and calculated multiplying the one-day VaR by the square root of 10. This adjustment will be accurate only if the changes in the portfolio in the following days have a normal distribution identical and independent; because of that, the result is multiplied by a non-normality adjustment factor. The limits and consumptions of the VaR are established on the basis of the risk appetite and the trading strategies of each subsidiary.

The assessment of past movements has been based on historical one-year data and 124 market risk factors, which are composed as follows: 25 market curves, 78 stock prices, 12 mutual funds values, 1 volatility series and 8 survival probability curves. The Group applies these historical changes in rates directly to its current positions (a method known as historical simulation). The Management of the Group believes the market risk factors incorporated into its VaR model are adequate to measure the market risk to which the Group’s trading book is exposed.

The use of this approach does not prevent losses outside of these limits in the event of more significant market movements. Losses exceeding the VaR figure may occur, on average under normal market conditions, not more than once every hundred days.

VaR limits have been established to control and keep track of all the risks taken. These risks arise from the size of the positions and/or the volatility of the risk factors embedded in each financial instrument. Regular reports are prepared for the Treasury and ALM Risk Committee, the Risk Management Committee and Senior Management.

VaR results are used to generate economic capital estimates by market risk, which are periodically monitored and are part of the overall risk appetite of each subsidiary. Furthermore, at Group level, there is also a limit to the risk appetite of the trading portfolio, which is monitored and informed to the Credicorp Treasury Risks and ALM Committee.

In VaR calculation, the effects of the exchange rate are not included because said effects are measured in the net monetary position, see note 32.2 (b)(ii).

The consolidated VaR showed a reduction during the year 2017, due to a lower exposure to the rate risk and price factor, as a result of the reduction in the positions of fixed income, variable income and swaps. The VaR was maintained within the risk appetite limits approved by the Risk Committee of each company of the group, as well as by the Corporate Risk Committee.

As of December 31, 2017 and 2016 the Group’s VaR by type of asset is as follows:

	2017	2016
	S/(000)	S/(000)

Equity investments	2,757	9,624
Debt investments	4,504	19,371
Swaps	7,661	13,045
Forwards	2,111	2,470
Options	251	1,160
Diversification effect	(9,884)	(19,748)
Consolidated VaR by type of asset	7,400	25,922

As of December 31, 2017 and 2016, the Group’s VaR by risk type is as follows:

	2017	2016
	S/(000)	S/(000)

Interest rate risk	7,836	22,553
Price risk	2,759	9,623
Volatility risk	–	319
Diversification effect	(3,195)	(6,573)
Consolidated VaR by type of risk	7,400	25,922

b)	ALM Book -

Non-trading portfolios which comprise the Banking Book are exposed to different sensitivities that can bring about a deterioration in the value of assets compared to liabilities and hence to a reduction of its net worth.

(i)	Interest rate risk -

The Banking Book-related interest rate risk arises from eventual changes in interest rates that may adversely affect the expected gains (risk gains) or market value of financial assets and liabilities reported on the balance sheet (Net economic value). The Group assumes the exposure to the interest rate risk that may affect their fair value as well as the cash flow risk of future assets and liabilities.

The Risk Committee sets the guidelines regarding the level of unmatched repricing of interest rates that can be tolerated, which is periodically monitored through ALCO.

Corporate policies include guidelines for the management of the Group’s exposure to the interest rate risk. These guidelines are implemented considering the features of each segment of business in which the Group entities operate.

In this regard, Group companies that are exposed to the interest rate risk are those that have yields based on interest, such as credits, investments and technical reserves. Interest rate risk management in BCP Peru, BCP Bolivia, MiBanco, Atlantic Security Bank and Pacífico Grupo Asegurador is carried out by performing a repricing gap analysis, sensitivity analysis of the financial margin (GER) and sensitivity analysis of the net economic value (VEN). These calculations consider different rate shocks in stress scenarios.

Analysis of repricing gap -

The repricing gap analysis is intended to measure the interest rate risk exposure when the bank’s interest-sensitive liabilities exceed its interest-sensitive assets. By this analysis, management can identify the tranches in which the interest rate variations may have a potential impact.

The table below summarizes the Group’s exposure to interest rate risks. It includes the Group’s financial instruments at carrying amounts, categorized by the earlier of contractual re-pricing or maturity dates:

	At December 31, 2017
	Up to 1 month	1 to 3 months	3 to 12 months	1 to 5 years	More than 5 years	Non-interest bearing	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/000	S/(000)
Assets
Cash and due from banks, Cash collateral, reverse repurchase agreements and securities borrowings	11,473,580	1,859,361	4,638,314	6,222,420	79,788	6,428,944	30,702,407
Investments	1,642,823	3,789,292	4,013,113	6,208,053	11,072,700	2,111,283	28,837,264
Loans, net	12,192,582	15,509,563	23,933,640	32,989,209	12,108,217	(755,934)	95,977,277
Financial assets designated at fair value through profit or loss	–	–	–	–	–	537,685	537,685
Premiums and other policies Accounts receivable	626,392	22,088	6,500	1,849	–	–	656,829
Accounts receivable from reinsurers and coinsurers	163,425	309,669	208,531	34,070	–	–	715,695
Other assets (*)	180,725	24,927	9,736	5,946	577,129	8,221,926	9,020,389
Total assets	26,279,527	21,514,900	32,809,834	45,461,547	23,837,834	16,543,904	166,447,546

Liabilities
Deposits and obligations	26,156,669	9,513,156	17,056,114	36,200,975	6,213,829	2,029,668	97,170,411
Payables from repurchase agreements, security lending and due to banks and correspondents and banker’s acceptances outstanding	4,070,558	1,949,926	6,931,824	6,056,395	2,153,396	250,633	21,412,732
Accounts payable to reinsurers	51,814	141,708	31,726	9,937	–	–	235,185
Technical, insurance claims reserves and reserves for unearned premiums	200,307	118,642	443,141	1,918,617	3,922,902	840,151	7,443,760
Financial liabilities at fair value through profit or loss	–	–	–	–	–	168,089	168,089
Bonds and notes issued	791,247	1,656	395,125	11,998,887	2,973,831	81,511	16,242,257
Other liabilities (**)	155,851	211,103	2,434	–	–	5,176,758	5,546,146
Equity	–	–	–	–	–	22,253,703	22,253,703
Total liabilities and equity	31,426,446	11,936,191	24,860,364	56,184,811	15,263,958	30,800,513	170,472,283

Off-balance-sheet accounts
Derivative financial assets	1,397,860	2,023,671	426,309	6,993,576	2,393,197	–	13,234,613
Derivative financial liabilities	4,153,574	4,460,947	181,534	3,944,123	494,435	–	13,234,613
	(2,755,714)	(2,437,276)	244,775	3,049,453	1,898,762	–	–
Marginal gap	(7,902,633)	7,141,433	8,194,245	(7,673,811)	10,472,638	(14,256,609)	(4,024,737)
Accumulated gap	(7,902,633)	(761,200)	7,433,045	(240,766)	10,231,872	(4,024,737)	–

(*)       Includes property, furniture and equipment, net, intangible and goodwill, net, due from customers on acceptances and other assets.
(**)     Includes banker’s acceptances outstanding and other liabilities.

Investments accounted for at fair value through profit or loss and trading derivatives are not taken into account, due to the fact that these instrument are part of the trading book and the Value at Risk methodology is used to measure their market risks.

	At December 31, 2016
	Up to 1 month	1 to 3 months	3 to 12 months	1 to 5 years	More than 5 years	Non-interest bearing	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/000	S/000	S/000
Assets
Cash and due from banks, Cash collateral, reverse repurchase agreements and securities borrowings	7,467,818	1,845,264	3,709,882	9,890,459	109,340	4,542,630	27,565,393
Investments	1,574,831	465,421	3,913,328	6,261,652	8,908,298	2,680,557	23,804,087
Loans, net	10,525,263	16,135,337	22,739,878	30,353,995	11,170,586	(363,291)	90,561,768
Financial assets designated at fair value through profit or loss	–	–	–	–	–	459,099	459,099
Premiums and other policies Accounts receivable	623,005	16,533	2,898	788	–	–	643,224
Accounts receivable from reinsurers and coinsurers	110,263	202,610	120,159	21,155	–	–	454,187
Other assets (*)	373,946	5,590	12,537	7,024	–	8,533,348	8,932,445
Total assets	20,675,126	18,670,755	30,498,682	46,535,073	20,188,224	15,852,343	152,420,203

Liabilities
Deposits and obligations	22,908,852	8,273,520	15,162,216	32,654,763	4,970,689	1,946,347	85,916,387
Payables from repurchase agreements, security lending and due to banks and correspondents to banks and correspondents	2,765,720	2,031,097	5,747,611	10,146,210	1,825,048	106,229	22,621,915
Accounts payable to reinsurers	32,963	158,957	36,633	5,339	–	–	233,892
Technical, insurance claims reserves and reserves for unearned premiums	185,671	104,065	396,609	1,730,011	3,637,198	732,635	6,786,189
Financial liabilities at fair value through profit or loss	–	–	–	–	–	209,520	209,520
Bonds and notes issued	52,366	40,792	639,238	8,492,272	6,226,773	488,162	15,939,603
Other liabilities (**)	446,131	1,577	218,539	190,300	–	3,754,658	4,611,205
Equity	–	–	–	–	–	20,116,511	20,116,511
Total liabilities and equity	26,391,703	10,610,008	22,200,846	53,218,895	16,659,708	27,354,062	156,435,222

Off-balance-sheet accounts
Derivative financial assets	461,724	2,118,173	498,864	5,738,651	3,961,574	–	12,778,986
Derivative financial liabilities	1,682,988	4,308,673	2,609,747	3,461,322	716,256	–	12,778,986
	(1,221,264)	(2,190,500)	(2,110,883)	2,277,329	3,245,318	–	–
Marginal gap	(6,937,841)	5,870,247	6,186,953	(4,406,493)	6,773,834	(11,501,719)	(4,015,019)
Accumulated gap	(6,937,841)	(1,067,594)	5,119,359	712,866	7,486,700	(4,015,019)	–

(*)       Includes property, furniture and equipment, net, intangible and goodwill, net, due from customers on acceptances and other assets.
(**)     Includes banker’s acceptances outstanding and other liabilities.

Investments accounted for at fair value through profit or loss and trading derivatives are not taken into account, due to the fact that these instruments are part of the trading book and the Value at Risk methodology is used to measure their market risks.

Sensitivity to changes in interest rates –

The sensitivity analysis of a reasonable possible change in interest rates on the Banking Book comprises an assessment of the sensibility of the financial margins that seeks to measure the potential changes in the interest accruals over a period of time and the expected movement of the interest rate curves as well as the sensibility of the net economic value, which is a long-term metric measured as the difference arising between the Net book value of net assets and liabilities before and after a variation in interest rates.

The sensitivity of the financial margin is the effect of the assumed changes in interest rates on the net interest income before income tax and non-controlling interest for one year, based on the floating rate of non-trading financial assets and financial liabilities held at December 31, 2017 and 2016, including the effect of derivative instruments. The sensitivity of Net Economic Value is calculated by revaluing interest rate from available-for-sale fixed income and held to maturity financial assets, before income tax and non-controlling interest, including the effect of any associated hedges, and derivative instruments designated as cash flow hedges. In managing the interest rate risk, no distinction is made by accounting category of the investments comprising the Banking Book, including instruments classified as available for sales and held to maturity investments.

The results of the sensitivity analysis regarding changes in interest rates at December 31, 2017 and 2016 are shown below:

	At December 31, 2017
Currency	Changes in basis points		Sensitivity of net profit		Sensitivity of economic value
			S/(000)		S/(000)
At December 31, 2017
Soles	+/-	50	-/+	1,451	-/+	354,899
Soles	+/-	75	-/+	2,176	-/+	532,348
Soles	+/-	100	-/+	2,901	-/+	709,798
Soles	+/-	150	-/+	4,352	-/+	1,064,696
U.S. Dollar	+/-	50	+/-	8,068	-/+	129,876
U.S. Dollar	+/-	75	+/-	12,103	-/+	194,813
U.S. Dollar	+/-	100	+/-	16,137	-/+	259,751
U.S. Dollar	+/-	150	+/-	24,205	-/+	389,627

	At December 31, 2016
Currency	Changes in basis points		Sensitivity of net profit		Sensitivity of economic value
			S/(000)		S/(000)
At December 31, 2016
Soles	+/-	50	-/+	8,851	-/+	285,263
Soles	+/-	75	-/+	13,276	-/+	427,895
Soles	+/-	100	-/+	17,701	-/+	570,526
Soles	+/-	150	-/+	26,552	-/+	855,790
U.S. Dollar	+/-	50	+/-	12,613	+/-	146,292
U.S. Dollar	+/-	75	+/-	18,919	+/-	219,438
U.S. Dollar	+/-	100	+/-	25,226	+/-	292,584
U.S. Dollar	+/-	150	+/-	37,838	+/-	438,876

The interest rate sensitivities set out in the table above are only illustrative and are based on simplified scenarios. The figures represent the effect of the pro-forma movements in the net interest income based on the projected yield curve scenarios and the Group’s current interest rate risk profile. This effect, however, does not incorporate actions that would be taken by Management to mitigate the impact of this interest rate risk.

In addition, the Group seeks proactively to change the interest rate risk profile to minimize losses and optimize net revenues. The projections above also assume that the interest rate of all maturities moves by the same amount and, therefore, do not reflect the potential impact on net interest income of some rates changing while others remain unchanged. The projections make other simplifying assumptions too, including that all positions run to maturity.

Available-for-sale investments in equity securities, mutual funds and hedge funds are not considered as part of the investment securities for interest rate sensitivity calculation purposes; however, a 10, 25 and 30 percent of changes in market prices is conducted to these price-sensitivity securities and the effect on expected unrealized gain or loss in comprehensive income, before income tax, as of December 31, 2017 and 2016 is presented below.

Market price sensitivity	Change in market prices	2017	2016
	%	S/(000)	S/(000)

Equity securities	+/-10	81,664	130,750
Equity securities	+/-25	204,161	326,875
Equity securities	+/-30	244,993	392,250
Mutual funds	+/-10	40,937	29,234
Mutual funds	+/-25	102,343	73,085
Mutual funds	+/-30	122,811	87,701
Hedge funds	+/-10	106	110
Hedge funds	+/-25	266	274
Hedge funds	+/-30	319	329

(ii)	Foreign exchange risk -

The Group is exposed to foreign currency exchange rates on its financial position and cash flows. Management sets limits on the level of exposure by currency and in total for both overnight and intra-day positions, which are monitored daily.

At December 31, 2017, the free market exchange rate for buying and selling transactions for each United Stated Dollar, the main foreign currency held by the Group, was S/3.241 (S/3.356 at December 31, 2016).

Foreign currency transactions are made at the free market exchange rates of the countries where Credicorp’s Subsidiaries are established. As of December 31, 2017 and 2016, the Group’s assets and liabilities by currencies were as follows:

	At December 31, 2017				At December 31, 2016
	Soles	U.S. Dollar	Other currencies	Total	Soles	U.S. Dollar	Other currencies	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Monetary assets
Cash and due from banks	3,149,300	18,578,798	1,493,889	23,221,987	2,675,238	12,131,203	1,839,328	16,645,769
Cash collateral, reverse repurchase agreements and securities borrowings	119,976	6,915,937	444,507	7,480,420	4,021	10,621,045	294,558	10,919,624
Trading securities	2,222,061	209,543	1,593,133	4,024,737	2,433,444	172,999	1,408,576	4,015,019
Available-for-sale investments	13,804,121	7,697,970	810,517	22,312,608	8,326,735	7,301,306	367,248	15,995,289
Held-to-maturity investments	3,453,790	959,583	–	4,413,373	4,102,739	1,015,681	–	5,118,420
Loans, net	56,226,385	33,580,636	6,170,256	95,977,277	53,118,275	32,215,401	5,228,092	90,561,768
Financial assets at fair value through profit or loss	48,454	489,231	–	537,685	85,333	373,766	–	459,099
Other assets	1,219,985	2,268,659	876,864	4,365,508	1,456,407	1,993,385	538,039	3,987,831
Total	80,244,072	70,700,357	11,389,166	162,333,595	72,202,192	65,824,786	9,675,841	147,702,819

Monetary liabilities
Deposits and obligations	(43,334,026)	(45,875,469)	(7,960,916)	(97,170,411)	(37,468,123)	(41,514,198)	(6,934,066)	(85,916,387)
Payables from repurchase agreements and security Lendings	(10,155,790)	(1,582,783)	(1,677,270)	(13,415,843)	(12,522,337)	(1,313,163)	(1,292,499)	(15,127,999)
Due to bank and correspondents	(3,229,753)	(4,463,659)	(303,477)	(7,996,889)	(2,630,256)	(4,644,838)	(218,822)	(7,493,916)
Financial liabilities at fair value through profit or loss	(3,094)	(26,057)	(138,938)	(168,089)	–	(6,052)	(203,468)	(209,520)
Insurance claims reserves and technical reserves and unearned premiums	(3,632,896)	(3,809,742)	(1,122)	(7,443,760)	(3,134,680)	(3,650,466)	(1,043)	(6,786,189)
Bonds and Notes issued	(3,869,494)	(12,271,451)	(101,312)	(16,242,257)	(2,544,031)	(13,291,371)	(104,201)	(15,939,603)
Other liabilities	(2,737,797)	(2,030,093)	(1,013,441)	(5,781,331)	(2,434,407)	(1,492,911)	(917,779)	(4,845,097)
Total	(66,962,850)	(70,059,254)	(11,196,476)	(148,218,580)	(60,733,834)	(65,912,999)	(9,671,878)	(136,318,711)
	13,281,222	641,103	192,690	14,115,015	11,468,358	(88,213)	3,963	11,384,108

Forwards position, net	859,439	(824,434)	(19,186)	15,819	508,304	(529,352)	(93,844)	(114,892)
Currency swaps position, net	370,697	(371,301)	3,776	3,172	245,063	(245,098)	35	–
Cross currency swaps position, net	(1,725,567)	1,814,960	(92,565)	(3,172)	(1,340,985)	1,433,012	(92,027)	–
Options, net	60,704	(60,704)	–	–	(86,059)	86,059	–	–
Net monetary position	12,846,495	1,199,624	84,715	14,130,834	10,794,681	656,408	(181,873)	11,269,216

The Group manages foreign exchange risk by monitoring and controlling the currency position values exposed to changes in exchange rates. The Group measures its performance in soles. (since 2014 considering its change in functional currency, before it was measured in U.S. Dollars), so if the net foreign exchange position (U.S. Dollar) is an asset, any depreciation of soles with respect to this currency would positively affect the Group’s consolidated statement of financial position. The current position in a foreign currency comprises exchange rate-linked assets and liabilities in that currency. An institution’s open position in individual currencies comprises assets, liabilities and off-balance sheet items denominated in the respective foreign currency for which the institution itself bears the risk; any appreciation/depreciation of the foreign exchange would affect the consolidated statement of income.

The Group’s net foreign exchange position is the sum of its positive open non-soles positions (net long position) less the sum of its negative open non-soles positions (net short position). Any depreciation/appreciation of the foreign exchange position would affect the consolidated statement of income. A currency mismatch would leave the Group’s consolidated statement of financial position vulnerable to a fluctuation of the foreign currency (exchange rate shock).

The table below shows the sensitivity analysis of the U.S. Dollar, the currency to which the Group had significant exposure as of December 31, 2017 and 2016 in its non-trading monetary assets and liabilities and its forecast cash flows. The analysis calculates the effect of a reasonably possible movement of the currency rate against Soles with all other variables held constant on the consolidated statement of income, before income tax. A negative amount in the table reflects a potential net reduction in the consolidated statement of income, while a positive amount reflects a net potential increase:

Currency rate sensitivity	Change in currency rates	2017	2016
	%	S/(000)	S/(000)

Depreciation -
U.S. Dollar	5	(57,125)	(31,257)
U.S. Dollar	10	(109,057)	(59,673)

Appreciation -
U.S. Dollar	5	63,138	34,548
U.S. Dollar	10	133,292	72,934

32.3	Liquidity risk

Liquidity risk is the risk that the Group is unable to meet its payment obligations associated with its short-term financial liabilities when they fall due and to replace funds when they are withdrawn. The consequence may be the failure to meet obligations to repay depositors, fulfill commitments to lend or meet other operating cash needs.

The Group is exposed to daily calls on, among others, its available cash resources from overnight deposits, current accounts, maturing deposits, loan draw-downs, guarantees and other calls. The Management of the Group’s subsidiaries sets limits on the minimum proportion of funds available to meet such calls and on the minimum level of inter-bank and other borrowing facilities that should be in place to cover withdrawals at unexpected levels of demand. Sources of liquidity are regularly reviewed by the Market Risk Management Department to maintain a wide diversification by currency, geography, provider, product and term.

The matching and controlled mismatching of the maturities and interest rates of assets and liabilities is fundamental to the management of the Group. It is unusual for banks to be completely matched, as transacted business is often based on uncertain terms and of different types. An unmatched position potentially enhances profitability, but also increases the risk of losses.

The maturities of assets and liabilities and the ability to replace, at an acceptable cost, interest-bearing liabilities as they mature are important factors in assessing the liquidity of the Group.

A mismatch, in the maturity of long-term illiquid assets against short-term liabilities, exposes the consolidated statement of financial position to risks related both to rollover and to interest rates. If liquid assets do not cover maturing debts, a consolidated statement of financial position is vulnerable to a rollover risk. Furthermore, a sharp increase in interest rates can dramatically increase the cost of rolling over short-term liabilities, leading to a rapid increase in debt service. The contractual-maturity gap report is useful in showing liquidity characteristics.

Corporate policies have been implemented for liquidity risk management by the Group. These policies are consistent with the particular characteristics of each operating segment in which each of the Group companies operate. Risk Management heads set up limits and autonomy models to determine the adequate liquidity indicators to be managed.

Commercial banking:
Liquidity risk exposure in BCP Peru, BCP Bolivia, Mibanco and Atlantic Security Bank is based on indicators such as the Internal Liquidity Coverage Ratio (RCLI, the Spanish acronym) which measures the amount of liquid assets available to meet cash outflows needs within a given stress scenario for a period of 30 days and the Internal Ratio of Stable Net Funding (RFNEI, the Spanish acronym), which is intended to guarantee that long-term assets are financed at least with a minimum number of stable liabilities within a prolonged liquidity crisis scenario; the latter works as a minimum compliance mechanism that supplements the RCLI. The core limits of these indicators are 100% and any excess is presented in the Credicorp Treasury Risk Committee, Credicorp Risk Committee and ALM of the respective subsidiary.

Insurance:
Liquidity risk management in Pacífico Grupo Asegurador follows a particular approach given the nature of the business. For annually renewable businesses, mainly “Pacífico Seguros”, the emphasis of liquidity is focused on the quick availability or resources in the event of a systemic event (e.g. earthquake); for this purpose, there are minimum investment indicators in place relating to local cash/time deposits and foreign fixed-income instruments of high quality and liquidity.

For long-term businesses such as Pacífico Seguros, given the nature of the products offered and the contractual relationship with customers (the liquidity risk is not material); the emphasis is on maintaining sufficient flow of assets and matching their maturities with maturities of obligations (mathematical technical reserves); for this purpose there are indicators that measure the asset/liability sufficiency and adequacy as well as calculations or economic capital subject to interest rate risk, a methodology of Credicorp.

AFPs:
Liquidity risk management in AFP Prima is carried out in a differentiated manner between the fund administrator and the funds being managed. Liquidity management regarding the fund administrator is focused on meeting periodic operating expense needs, which are supported with the collection of commissions. The fund administering entity does not record unexpected outflows of liquidity.

Investment banking:
Liquidity risk in the Grupo Credicorp Capital (Credicorp Capital Colombia, IM Trust y Credicorp Capital Perú) principally affects the security brokerage. In managing this risk, limits of use of liquidity have been established as well as matching maturities by dealing desk; follow-up on liquidity is performed on a daily basis for a short-term horizon covering the coming settlements. If short-term unmatched maturities are identified, repos are used. On the other hand, structural liquidity risk of Credicorp Capital is not significant given the low levels of debt, which is monitored regularly using financial planning tools.

Companies perform a liquidity risk management using the liquidity Gap or contractual maturity Gap.

The table below presents the cash flows payable by the Group by remaining contractual maturities (including future interest payments) at the date of the consolidated statement of financial position. The amounts disclosed in the table are the contractual undiscounted cash flows:
	As of December 31, 2017						As of December 31, 2016
	Up to a month	From 1 to 3 months	From 3 to 12 months	From 1 to 5 years	Over 5 Year	Total	Up to a month	From 1 to 3 months	From 3 to 12 months	From 1 to 5 years	Over 5 Year	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/000	S/000

Financial assets	32,069,384	23,845,192	39,885,238	60,073,343	36,536,832	192,409,989	26,177,608	19,909,373	38,171,817	62,824,369	36,406,209	183,489,376

Financial liabilities by type -
Deposits and obligations	28,360,646	10,523,572	18,803,383	34,738,531	8,662,213	101,088,345	24,982,659	8,678,312	16,056,899	33,487,729	6,077,167	89,282,766
Payables from reverse purchase agreements and security lendings and due to banks and correspondents	3,658,434	1,801,493	6,363,038	6,597,765	6,352,357	24,773,087	3,015,441	2,014,116	5,572,115	10,581,827	5,101,938	26,285,437
Accounts payable to reinsurers and and coinsurers	51,426	140,648	31,489	9,862	–	233,425	38,678	157,686	35,453	5,166	–	236,983
Financial liabilities designated at fair value through profit or loss	168,089	–	–	–	–	168,089	209,520	–	–	–	–	209,520
Bonds and Notes issued	833,517	130,988	1,059,795	13,471,851	2,905,297	18,401,448	125,777	176,115	1,290,997	10,292,536	6,094,298	17,979,723
Other liabilities	1,997,270	293,864	298,986	5,310	1,341,955	3,937,385	3,941,629	133,844	200,758	4,749	8,305	4,289,285
Total liabilities	35,069,382	12,890,565	26,556,691	54,823,319	19,261,822	148,601,779	32,313,704	11,160,073	23,156,222	54,372,007	17,281,708	138,283,714

Derivative financial liabilities -
Contractual amounts receivable (Inflows)	150,149	123,114	464,466	1,770,499	790,843	3,299,071	576,992	150,223	550,989	1,765,538	522,802	3,566,544
Contractual amounts payable (outflows)	1,117,375	362,073	628,800	1,791,667	862,514	4,762,429	301,709	305,279	588,079	1,714,861	552,438	3,462,366
Total liabilities	(967,226)	(238,959)	(164,334)	(21,168)	(71,671)	(1,463,358)	275,283	(155,056)	(37,090)	50,677	(29,636)	104,178

32.4       Operational risk -

Operational risk is the possibility of the occurrence of losses arising from inadequate processes, human error, failure of information technology, relations with third parties or external events. Operational risks can, lead to financial losses and have legal or regulatory compliance consequences, but exclude strategic or reputational risk.

Operational Risks are grouped into internal fraud, external fraud, labor relations and job security, relations with clients, business products and practices, Damages to material assets, business and systems interruption, and Failures in process execution.

One of the Group’s pillars, is to develop an efficient risk culture, and to achieve this, it records operational risks and their respective process controls. The risk map permits their monitoring, prioritization and proposed treatment according to established governance. The group uses a decentralized management and a model based on the lines of defense (3LD in Spanish acronym)

32.5       Risk of the insurance activity -

The principal risk the Group faces under insurance contracts is that the actual claims and benefit payments or the timing thereof, differ from expectations. This is influenced by the frequency of claims, severity of claims, actual benefits paid and subsequent development of long-term claims. Therefore, the objective of the Group is to ensure that sufficient reserves are available to cover these liabilities.

The above risk exposure is mitigated by diversification across a large portfolio of insurance contracts. The variability of risks is also improved by careful selection and implementation of underwriting strategy guidelines, as well as the use of reinsurance arrangements. The Group’s placement of reinsurance is diversified so that it is neither dependent on a single reinsurer nor are the operations of the Group substantially dependent upon any single reinsurance contract.

Life insurance contracts -

The main risks that the Group is exposed to are mortality, morbidity, longevity, investment yield and flow, losses arising from policies due to the expense incurred being different than expected, and the policyholder decision; all of which, do not vary significantly in relation to the location of the risk insured by the Group, type of risk insured or industry.

The Group’s underwriting strategy is designed to ensure that risks are well diversified in terms of type of risk and level of insured benefits. This is achieved through diversification across insurable risks, the use of medical screening in order to ensure that pricing takes account of current health conditions and family medical history, regular review of actual claims experience and product pricing, as well as detailed claims handling procedures. Underwriting limits are in place to enforce appropriate risk selection criteria. For example, the Group has the right not to renew individual policies, it can impose deductibles and it has the right to reject the payment of fraudulent claims.

For contracts when death or disability is the insured risk, the significant factors that could increase the overall frequency of claims are epidemics, widespread changes in lifestyle and natural disasters, resulting in more claims than expected.

For retirement, survival and disability annuities contracts, the most significant factor is continuing improvement in medical science and social conditions that increase longevity.

Management has performed a sensitivity analysis of the technical reserve estimates, Note 15(c).

Non-life insurance contracts (general insurance and healthcare) -

The Group mainly issues the following types of non-life general insurance contracts: automobile, home, business and healthcare insurances. Healthcare contracts provide medical expense cover to policyholders. Risks under non-life insurance policies usually cover 12 months.

For general insurance contracts the most significant risks arise from climate changes, natural disasters and other type of damages. For healthcare contracts the most significant risks arise from lifestyle changes, epidemics and medical science and technology improvements.

Most of these risks do not vary significantly in relation to the location of the risk insured by the Group, type of risk insured or industry.

The above risk exposures are mitigated by diversification across a large portfolio of insurance contracts. The variability of risk is improved by careful selection and implementation of underwriting strategies, which are designed to ensure that risks are diversified in terms of type of risks and level of insured benefits. This is achieved, in various cases, through diversification across industry sectors and geography. Furthermore, strict claim review policies to assess all new and ongoing claims, regular detailed review of claims handling procedures and frequent investigation of possible fraudulent claims are all policies and procedures put in place to reduce the Group’s risk exposure. Insurance contracts also entitle the Group to pursue third parties for payment of some or all costs. Also, the Group actively manages and promptly pursues claims, in order to reduce its exposure to unpredictable future developments that can negatively impact the Group.

The Group has also limited its exposure by imposing maximum claim amounts on certain contracts as well as the use of reinsurance arrangements in order to limit its exposure to catastrophic events.

Credit risk of the insurance activity –

Credit risk is the risk that one party to a financial instrument will cause a financial loss to the other party by failing to discharge an obligation at maturity.

The following policies and procedures are in place to mitigate the Group’s exposure to credit risk:

-	The Group sets the maximum amounts and limits that may be granted to corporate counterparties according to their long- term credit ratings.

-
Credit risk from customer balances, will only persist during the grace period specified in the policy document or trust deed until the policy is paid up or terminated. Commissions paid to intermediaries are netted off against amounts receivable from them in order to reduce the risk of doubtful accounts.

-
Reinsurance is placed with counterparties that have a good credit rating and concentration of risk is avoided by following guidelines in respect of counterparties’ limits which are set each year by the Board of Directors and are subject to regular reviews. At each reporting date, Management performs an assessment of creditworthiness of reinsurers and updates the reinsurance purchase strategy, determining whether the need exists to establish an allowance for impairment.

-
A Group policy setting out the assessment and determination of what constitutes credit risk for the Group is in place, its compliance is monitored and exposures and breaches are reported to the Group risk committee. The policy is regularly reviewed for pertinence and for changes in the risk environment.

-
The Group issues Investment Link life insurance contracts whereby the policyholder bears the investment risk on the financial assets held in the Company’s investment portfolio as the policy benefits are directly linked to the value of the assets in the portfolio. Therefore, the Group has no material credit risk on Investment Link financial assets.

32.6       Capital management -

The Group maintains an actively managed capital base to cover risks inherent in its business. The adequacy of the Group’s capital is monitored using, among other measures, the rules and ratios established by the SBS, the supervising authority of its major subsidiaries and for consolidation purposes. Furthermore, capital management responds to market expectations in relation to the solvency of the Group and to support the growth of the businesses considered in the strategic planning. In this way, the capital maintained by the Group enables it to assume unexpected losses in normal conditions and conditions of severe stress.

The Group’s objectives when managing capital are: (i) to comply with the capital requirements set by the regulators of the markets where the entities within the Group operate; (ii) to safeguard the Group’s ability to continue as a going concern so that it can continue to provide returns for shareholders and benefits for other stakeholders; and (iii) to maintain a strong capital base to support the development of its business, in line with the limits and tolerances established in the declaration of Risk Appetite.

As of December 31, 2017 and 2016, the regulatory capital for the subsidiaries engaged in financial and insurance activities amounted to approximately S/21,723.0 million and S/21,174.7 million, respectively. The regulatory capital has been determined in accordance with SBS regulations in force as of said dates. Under the SBS regulations, the Group’s regulatory capital exceeds by approximately S/3,710.3 million the minimum regulatory capital required as of December 31, 2017 (approximately S/3,915.7 million as of December 31, 2016).

32.7       Fair values -

a)	Financial instruments recorded at fair value and fair value hierarchy -

The following table analyses financial instruments measured at fair value at the reporting date, by the level in the fair value hierarchy into which the fair value measurement is categorized. The amounts are based on the values recognized in the consolidated statement of financial position:

		As of December 31, 2017				As of December 31, 2016
	Note	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
		S/000	S/000	S/000	S/000	S/000	S/000	S/000	S/000
Financial assets
Derivative financial instruments:
Forward foreign exchange contracts		–	62,353	–	62,353	–	73,722	–	73,722
Interest rate swaps		–	228,461	–	228,461	–	310,221	–	310,221
Cross currency swaps		–	75,944	–	75,944	–	108,241	–	108,241
Currency swaps		–	332,376	–	332,376	–	428,928	–	428,928
Foreign exchange options		–	2,692	–	2,692	–	21,490	–	21,490
	12(b)	–	701,826	–	701,826	–	942,602	–	942,602

Trading securities		1,611,952	2,410,315	2,470	4,024,737	843,939	3,162,322	8,758	4,015,019
Financial assets at fair value through profit or loss	8	484,930	52,755	–	537,685	377,552	79,988	1,559	459,099

Available-for-sale investments:
Debt instruments
Certificates of deposit BCRP		–	7,923,706	–	7,923,706	–	4,802,608	–	4,802,608
Corporate bonds, leases and subordinate		3,988,785	4,489,275	1,461	8,479,521	3,830,740	4,209,173	109,493	8,149,406
Government treasury bonds		4,074,302	658,461	–	4,732,763	1,688,930	558,693	–	2,247,623
Mutual funds		745,546	–	79,533	825,079	55,052	466,574	139,140	660,766
Other instruments		105,787	1,002,557	537,065	1,645,409	26,571	804,192	36,613	867,376
Equity instruments		317,020	417,703	82,690	817,413	1,197,358	665,158	95,372	1,957,888
	6(a)	9,231,440	14,491,702	700,749	24,423,891	6,798,651	11,506,398	380,618	18,685,667

Total financial assets		11,328,322	17,656,598	703,219	29,688,139	8,020,142	15,691,310	390,935	24,102,387

Financial liabilities
Derivatives financial instruments:
Interest rate swaps		–	94,785	–	94,785	–	60,572	–	60,572
Forward foreign exchange contracts		–	56,869	–	56,869	–	55,437	–	55,437
Cross currency swaps		–	134,349	–	134,349	–	49,329	–	49,329
Currency swaps		–	349,779	–	349,779	–	490,475	–	490,475
Foreign exchange options		–	980	–	980	–	17,202	–	17,202
	12(b)	–	636,762	–	636,762	–	673,015	–	673,015

Bonds and Notes issued at fair value		–	7,986,539	–	7,986,539	–	8,412,515	–	8,412,515
Financial liabilities at fair value through profit or loss		–	168,089	–	168,089	–	209,520	–	209,520
Total financial liabilities		–	8,791,390	–	8,791,390	–	9,295,050	–	9,295,050

Financial instruments included in the Level 1 category are those that are measured on the basis of quotations obtained in an active market. A financial instrument is regarded as quoted in an active market if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service or regulatory agency and those prices represent actual and regularly occurring market transactions on an arm’s length basis.

Financial instruments included in the Level 2 category are those that are measured on the basis of observable market factors. This category includes instruments valued using: quoted prices for similar instruments, either in active or less active markets and other valuation techniques (models) where all significant inputs are directly or indirectly observable based on market data.

Following is a description of how fair value is determined for the main Group’s financial instruments where valuation techniques were used with inputs based on market data which incorporate Credicorp’s estimates on the assumptions that market participants would use for measuring these financial instruments:

-	Valuation of derivative financial instruments -

Interest rate swaps, currency swaps and forward exchange contracts are measured by using valuation techniques where inputs are based on market data. The most frequently applied valuation techniques include forward pricing and swap models, using present value calculations. The models incorporate various inputs, including the credit quality of counterparties, foreign exchange, forward rates and interest rate curves. Options are valued using well-known, widely accepted valuation models.

A credit valuation adjustment (CVA) is applied to the “Over-The-Counter” derivative exposures to take into account the counterparty’s risk of default when measuring the fair value of the derivative. CVA is the mark-to market cost of protection required to hedge credit risk from counterparties in this type of derivatives portfolio. CVA is calculated by multiplying the probability of default (PD), the loss given default (LGD) and the expected exposure (EE) at the time of default.

A debit valuation adjustment (DVA) is applied to include the Group’s own credit risk in the fair value of derivatives (that is the risk that the Group might default on its contractual obligations), using the same methodology as for CVA.

As of December 31, 2017, the balance of receivables and payables corresponding to derivatives amounted to S/701.8 million and S/636.8 million, respectively, See Note 12(b), generating DVA and CVA adjustments for approximately S/12.6 million and S/16.3 million, respectively. The net impact of both items in the consolidated statement of income amounted to S/1.4 million. As of December 31, 2016, the balance of receivables and payables corresponding to derivatives amounted to S/942.6 million and S/673.0 million, respectively, See Note 12(b), generating DVA and CVA adjustments for approximately S/8.0 million and S/15.0 million, respectively. Also, the net impact of both items in the consolidated statement of income amounted to S/9.3 million.

-	Valuation of debt securities available for sale classified in level 2 -

Valuation of BCRP certificates of deposit, corporate, leasing, subordinated bonds and Government treasury bonds are measured calculating their Net Present Values (NPV) through discounted cash flows, using appropriate and relevant zero coupon rate curves to discount cash flows in the respective currency and considering observable current market transactions.

BCRP certificates of deposit (CD BCRP) are securities issued at a discount in order to regulate the liquidity of the financial system. They are placed mainly through public auction or direct placement, are freely negotiable by their holders in the Peruvian secondary market and may be used as collateral in Repurchase agreements transactions of securities with the BCRP. During 2017, the average daily placement of (CD BCRP) was S/205.0 million, with maturities between 1 and 18 months.

Other debt instruments are measured using valuation techniques based on assumptions supported by prices from observable current market transactions, obtained via pricing services. Nevertheless, when prices have not been determined in an active market, fair values are based on broker quotes and assets that are valued using models whereby the majority of assumptions are market observable.

Financial instruments included in the Level 3 category are those that are measured using valuation techniques based on assumptions that are neither supported by prices from observable current market transactions in the same instrument nor are they based on available market data.

In this regard, no significant differences were noted between the estimated fair values and the respective carrying amounts.

As of December 31, 2017 and 2016, the net unrealized gain of Level 3 financial instruments amounted to S/39.1 million and S/40.6 million, respectively. During 2017 and 2016, changes in the carrying amount of Level 3 financial instruments have not been significant since there were no purchases, issuances, settlements or any other significant movements or transfers from level 3 to Level 1 or Level 2 or vice versa. Also, there have been no transfers between Level 1 and Level 2.

b)	Financial instruments not measured at fair value -

Set out below is the disclosure of the comparison between the carrying amounts and fair values of the financial instruments, which are not measured at fair value, presented in the consolidated statement of financial position by level of the fair value hierarchy:

	As of December 31, 2017					As of December 31, 2016
	Level 1	Level 2	Level 3	Fair value	Book value	Level 1	Level 2	Level 3	Fair value	Book value
	S/000	S/000	S/000	S/000	S/000	S/000	S/000	S/000	S/000	S/000
Assets
Cash and due from banks	–	23,221,987	–	23,221,987	23,221,987	–	16,645,769	–	16,645,769	16,645,769
Cash collateral, reverse repurchase	–	7,480,420	–	7,480,420	7,480,420	–	10,919,624	–	10,919,624	10,919,624
Held-to-maturity investments	4,088,520	561,562	–	4,650,082	4,413,373	5,215,704	–	–	5,215,704	5,118,420
Loans, net	–	115,346,836	–	115,346,836	115,346,836	–	110,137,973	–	110,137,973	110,393,753
Premiums and other policies receivable	–	656,829	–	656,829	656,829	–	643,224	–	643,224	643,224
Accounts receivable from reinsurers and coinsurers	–	715,695	–	715,695	715,695	–	454,187	–	454,187	454,187
Bank acceptances	–	532,034	–	532,034	532,034	–	491,139	–	491,139	491,139
Other assets	–	1,759,125	–	1,759,125	1,759,125	–	1,286,082	–	1,286,082	1,286,082
Total	4,088,520	150,274,488	–	154,363,008	154,126,299	5,215,704	140,577,998	–	145,793,702	145,952,198

Liabilities
Deposits and obligations	–	97,170,411	–	97,170,411	97,170,411	–	85,916,387	–	85,916,387	85,916,387
Payables from repurchase agreements	–	13,415,843	–	13,415,843	13,415,843	–	15,127,999	–	15,127,999	15,127,999
Due to Banks and correspondents and other entities	–	8,034,990	–	8,034,990	7,996,889	–	7,615,935	–	7,615,935	7,493,916
Bank acceptances	–	532,034	–	532,034	532,034	–	491,139	–	491,139	491,139
Payable to reinsurers and coinsurers	–	235,185	–	235,185	235,185	–	233,892	–	233,892	233,892
Bond and Notes issued	–	8,830,070	–	8,830,070	8,255,718	–	8,137,945	–	8,137,945	7,527,088
Other liabilities	–	3,270,714	–	3,270,714	3,270,714	–	2,540,980	–	2,540,980	2,540,980
Total	–	131,489,247	–	131,489,247	130,876,794	–	120,064,277	–	120,064,277	119,331,401

The methodologies and assumptions used by the Group to determine fair values depend on the terms and risk characteristics of the various financial instruments and include the following:

(i)
Long-term fixed-rate and variable-rate loans are evaluated by the Group based on parameters such as interest rates, specific country risk factors, and individual creditworthiness of the customer and the risk characteristics of the financed project. Based on this evaluation, allowances are taken into account for the incurred losses of these loans. As of December 31, 2017 and 2016, the carrying amounts of loans, net of allowances, were not materially different from their calculated fair values.

(ii)
Assets for which fair values approximate their carrying value - For financial assets and financial liabilities that are liquid or have a short term maturity (less than three months) it is assumed that the carrying amounts approximate to their fair values. This assumption is also applied to demand deposits, savings accounts without a specific maturity and variable rate financial instruments.

(iii)
Fixed rate financial instruments - The fair value of fixed rate financial assets and liabilities carried at amortized cost are estimated by comparing market interest rates when they were first recognized with current market rates offered for similar financial instruments. The estimated fair value of fixed interest bearing deposits is based on discounted cash flows using prevailing market interest rates for financial instruments with similar credit risk and maturity. For quoted debt issued the fair values are calculated based on quoted market prices. When quoted market prices are not available, a discounted cash flow model is used based on a current interest rate yield curve appropriate for the remaining term to maturity.

32.8       Fiduciary activities, management of funds and pension funds -

The Group provides custody, trustee, investment management and advisory services to third parties; therefore, the Group makes allocations and purchase and sale decisions in relation to a wide range of financial instruments. Assets that are held in a fiduciary capacity are not included in these consolidated financial statements. These services give rise to the risk that the Group will be accused of mismanagement or under-performance.

As of December 31, 2017 and 2016, the assigned value of the financial assets under administration off the balance sheet (in millions of soles) is as follows:

	2017	2016

Pension funds	48,868	42,871
Investment funds	37,567	51,484
Equity managed	12,874	12,417
Bank trusts	3,435	3,482
Total	102,744	110,254